                            SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities
                  Exchange Act of 1934 (Amendment No. .....)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                              ARCH PETROLEUM INC.
- - --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                              ARCH PETROLEUM INC.
- - -------------------------------------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    ---------------------------------------------------------------------------


    (2) Aggregate number of securities to which transaction applies:

    ----------------------------------------------------------------------------


    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

    ----------------------------------------------------------------------------


    (4) Proposed maximum aggregate value of transaction:

    ---------------------------------------------------------------------------


 * Set forth the amount on which the filing fee is calculated and state how it was determined.


[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    ----------------------------------------------------------------------------


    (2) Form, Schedule or Registration Statement No.:

    ---------------------------------------------------------------------------


    (3) Filing Party:

    ---------------------------------------------------------------------------


    (4) Date Filed:

    ---------------------------------------------------------------------------

                  [Logo of Arch Petroleum Inc. Appears Here]

                                                                   April 6, 1995



To Our Stockholders:

     You are cordially invited to attend the Annual Meeting of Stockholders of Arch Petroleum Inc. The meeting will be held on the 11th Floor of the Fort Worth Club Building, 777 Taylor Street, Fort Worth, Texas at 4:00 p.m. on Thursday, May 4, 1995.

     The Notice of Meeting and Proxy Statement on the following pages cover the formal requirements for the business of the meeting. WHETHER OR NOT YOU FIND IT POSSIBLE TO ATTEND THE MEETING PERSONALLY, WE HOPE YOU WILL HAVE YOUR STOCK REPRESENTED BY SIGNING YOUR PROXY EXACTLY AS YOUR NAME APPEARS THEREON AND RETURNING IT PROMPTLY.

     We will have a social period after the meeting, beginning at 4:30 p.m. to provide an opportunity for stockholders to talk informally with our Officers and Directors.

                                    Sincerely yours,



                                    Larry Kalas
                                    Chief Executive Officer

                              ARCH PETROLEUM INC.
                         777 Taylor Street, Suite II-A
                            Fort Worth, Texas  76102

                 NOTICE OF ANNUAL MEETING THURSDAY, MAY 4, 1995

                                   4:00 P.M.



TO THE STOCKHOLDERS OF ARCH PETROLEUM INC.:

     Notice is hereby given that the annual meeting of the stockholders of Arch Petroleum Inc., a Delaware corporation, will be held at 4:00 p.m., Thursday, May 4, 1995, on the 11th floor of the Fort Worth Club Building, 777 Taylor Street, Fort Worth, Texas, for the following purposes:

     1. To elect a board of six (6) directors to serve until the next Annual Meeting of Stockholders when their respective successors shall be elected and qualified.


     2. To transact such other business as may properly be brought before the meeting or any adjournments or postponements thereof.

     Only stockholders of record at the close of business on March 8, 1995, are entitled to notice of and to vote at the meeting or any adjournments or postponements thereof.

     Stockholders are invited to attend the meeting. Whether or not you expect to attend, WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. If you attend the meeting, you may vote your shares in person, after revoking your proxy.

     If your shares are held of record by a broker, bank or other nominee and you wish to attend the meeting, you should obtain a letter from the broker, bank or other nominee confirming your beneficial ownership of the shares and bring it to the meeting. In order to vote your shares at the meeting, you must obtain from the record holder a proxy issued in your name.

     Regardless of how many shares you own, your vote is very important. Please SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD TODAY.

                              BY ORDER OF THE BOARD OF DIRECTORS


                              Randall W. Scroggins
                              Secretary


Fort Worth, Texas
April 6, 1995

                               TABLE OF CONTENTS




SOLICITATION OF PROXIES...................................   1

THE MEETING...............................................   1

ELECTION OF DIRECTORS.....................................   2

OUTSTANDING VOTING SECURITIES OF THE COMPANY AND CERTAIN
       STOCKHOLDERS.......................................   4

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS..........   6

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS............   9

INCORPORATION OF FINANCIAL INFORMATION BY REFERENCE.......   9

OTHER MATTERS.............................................  10


                              ARCH PETROLEUM INC.
                    777 TAYLOR STREET, PENTHOUSE SUITE II-A
                            FORT WORTH, TEXAS 76102

                                 ----------------

                                PROXY STATEMENT

                                 ----------------

                         ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 4, 1995

                            SOLICITATION OF PROXIES


     This Proxy Statement is furnished by Arch Petroleum Inc., a Delaware corporation (the "Company"), to the holders of outstanding shares of the Common Stock, par value $0.01 per share, of the Company (the "Common Stock") in connection with the solicitation of proxies by the Company for use at the annual meeting of stockholders (the "Meeting") to be held on May 4, 1995, and at any and all adjournments or postponements thereof. This Proxy Statement and the enclosed proxy card are first being mailed to stockholders on or about April 6, 1995.

                                  THE MEETING

RECORD DATE, QUORUM AND VOTING

     The Board of Directors (the "Board") has established the close of business on March 8, 1995 as the record date (the "Record Date") for determining stockholders entitled to notice of and to vote at the Meeting or any adjournments or postponements thereof. At the close of business on such record date, there were an aggregate of 17,186,404 shares of Common Stock and shares of Convertible Preferred Stock representing an aggregate of 7,272,730 shares of Common Stock (on an as converted basis) issued and outstanding. Each holder of Common Stock will be entitled to one vote for each share of Common stock held by him at the close of business on such Record Date and each holder of Convertible Preferred Stock will be entitled to one vote for each share of Common Stock into which such holder's Convertible Preferred Stock may be converted at the close of business on such Record Date. The holders of issued and outstanding shares having a majority of the votes entitled to be cast at the Meeting must be represented in person or by proxy in order to constitute a quorum.

     Shares represented by the enclosed proxy card will be voted in accordance with the directions indicated thereon, or, if no direction is indicated, in accordance with the recommendations of the Board contained in this Proxy Statement as to all shares represented by that proxy card. Any stockholder executing and delivering the enclosed proxy card may revoke such action prior to the Meeting by duly executing a later-dated proxy or an instrument expressly revoking the proxy, or by declaring its revocation at the Meeting. The persons named as proxies in the proxy card were selected by the Board and are currently directors of the Company.

     Management knows of no matters to be presented for action at the Meeting other than those specified in this Proxy Statement and the accompanying Notice of Annual Meeting. Should any other matter properly come before the Meeting, proxies will be voted upon these other matters in accordance with the best judgement of the persons voting such proxies.

     The Company will bear all costs related to the solicitation of proxies pursuant to this statement.

                             ELECTION OF DIRECTORS


     Directors of the Company may be elected by vote of the holders of a majority of the outstanding Common Stock who are represented at the meeting in person or by proxy, as long as a quorum is present. A stockholder's abstention from voting or a non-vote by such stockholder's broker will therefore be counted in determining whether such a majority vote was cast only if such stockholder is so represented (either in person or by proxy) at the Meeting. Abstentions or broker non-votes by or on behalf of stockholders not so represented will be disregarded. Each director nominee so elected will hold office until such nominee's successor has been elected and qualified. The proxies given to the persons named in the enclosed proxy card will be voted for the election of the nominees listed below. In case of the inability of any of the nominees to serve, such proxies will be voted for the balance of those named and for substitute nominees, but the Board now knows of no reason to anticipate that any substitutions will occur. Directors elected at the Meeting cannot be removed prior to the next annual meeting except by a majority vote of the stockholders at any meeting at which a quorum of stockholders is present.

     The Board of Directors unanimously recommends a vote FOR the nominees listed below.

     The Board of Directors has the responsibility for establishing broad corporate policies and for the overall performance of the Company, although it is not involved in day-to-day operations. During 1994, the Board held two meetings.

     The Board of Directors has an Audit Committee including the two non-employee directors, Messrs. Harris, Hill, and Mr. Kalas. This committee will be responsible for matters relating to accounting policies and practices, financial reporting and internal controls. Each year it will recommend to the Board the appointment of a firm of independent accountants to audit the financial statements of the Company. The Committee will review with representatives of the independent accountants the scope of the audit of the Company's financial statements, results of that audit and any recommendations with respect to internal controls and financial matters. In fulfilling its responsibility, it will periodically meet with and receive reports from the Company's management. The Company has no standing nominating committee of the Board or committees serving similar functions.

Each member of the Board of Directors attended 100% of all meetings of the Board.

The names of the Board's director nominees, the year that each nominee first became a Director and certain other information about each nominee are set forth below:

                                                                                              FIRST
NAME, AGE AND                 PRINCIPAL OCCUPATION                                            ELECTED
BUSINESS ADDRESS             DURING THE LAST FIVE YEARS                                      DIRECTOR
- - ----------------             --------------------------                                      --------
Johnny Vinson (63)            Chairman of the Board of the Company;  served as                July 1986
Arch Petroleum Inc.           President of the Company from November 1987 to June 1988;
777 Taylor Street,            Chairman of the Board of Threshold Development Company
Suite II                      ("TDC") since 1975.  TDC is an oil and gas exploration
Fort Worth, TX 76102          company which owned 17.76% of Arch's common stock at
                              Record Date.


                                                                                              FIRST
NAME, AGE AND                 PRINCIPAL OCCUPATION                                            ELECTED
BUSINESS ADDRESS              DURING THE LAST FIVE YEARS                                      DIRECTOR
- - ----------------              --------------------------                                      --------
Larry Kalas (45)              Director, President and Chief Executive Officer of the          June 1988
Arch Petroleum Inc.           Company;  served as Vice President-Administration of the
777 Taylor Street,            Company from July 1986 to June 1988 when he was
Suite II                      named President and CEO.
Fort Worth, TX 76102

Randall W. Scroggins (44)     Director, Vice President and Secretary of the Company;          July 1986
Arch Petroleum Inc.           served as Vice President since April 1990 and Secretary
777 Taylor Street, Suite II   since July 1986; Director of TDC since 1975; He is the
Fort Worth, TX 76102          son-in-law of Johnny Vinson.

Richard O. Harris (66)        Retired banker and oil and gas entrepreneur;  Until 1990,       June 1992
807 Indiana                   Senior Vice-President of First National Bank of
Wichita Falls, TX 76301       Amarillo, Texas.

C. Randall Hill (36)          Attorney and oil and gas entrepreneur;  Chairman of the Board   December 1992
Lobo Resources, Inc.          and Chief Executive Officer of Lobo Resources, Inc.
200 N. Loraine Ste.1245       (an oil and gas exploration and production company);  prior to
Midland, Texas 79701          October 1992, practiced law with the firm of Weil,
                              Gotshal & Manges in Dallas, Texas.

John F. Gilsenan (48)         Attorney; Second Vice-President of the Travelers (since         October 1994
The Travelers Companies       1986) responsible for private and public investments in
One Tower Square, #9 Plaza    regulated industries, energy, project finance and
Hartford, CT  06183           chemical sectors.  Joined the Travelers in 1973.


COMPLIANCE WITH SECTION 16 (A) OF THE SECURITIES EXCHANGE ACT

     Section 16 (a) of the Securities Exchange Act requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers, Inc. ("NASD"). Officers, directors and greater than ten percent shareowners are required by SEC regulation to furnish the Company with copies of all Forms 3, 4 and 5 they file.

     Based solely on the Company's review of the copies of such forms it has received and written representations from certain reporting persons that they were not required to file Form 5 for specified fiscal years, the Company believes that all its officers, directors, and greater than ten percent beneficial owners complied with all filing requirements applicable to them with respect to transactions during fiscal
1994.

                  OUTSTANDING VOTING SECURITIES OF THE COMPANY
                            AND CERTAIN SHAREHOLDERS

     The following table provides information as to the beneficial ownership of the Company's Common Stock as of the Record Date by each director, named executive officer, all directors and executive officers as a group, and each other person who is known to the Company to beneficially owns 5% or more of the outstanding Common Stock as of the Record Date. The percent of class figures are calculated on the basis of the amount of outstanding securities plus securities deemed outstanding pursuant to Rule 13D-3(d)(1) under the Exchange Act (Item 403, Regulation S-K). These rules provide that each person listed in this table be shown at their maximum voting power as if that person had exercised and converted all their possible securities and no other person listed in this table had maximized their position.


          Title                   Name and Address                      Amount and Nature of     Percent
         of Class                of Beneficial Owner                   Beneficial Ownership (1)  of Class
         --------                -------------------                   ------------------------  ---------

Directors and Executive Officers
- - --------------------------------

Common Stock                     Johnny Vinson (2).......................       3,852,425          22.42%
Common Stock                     Larry Kalas.............................         566,786           3.30%
Common Stock                     Randall W. Scroggins (2)................       3,461,875          20.14%
Common Stock                     Fred Cantu (3)..........................         121,581            *
Common Stock                     Richard O. Harris (4)...................          27,333            *
Common Stock                     C. Randall Hill (5).....................          13,333            *
Common Stock                     All Directors and Officers
                                 of the Company as a Group
                                  (6 persons) (2)(3)(4)(5)................       4,991,458          28.96%

Holders of More Than 5% of any Class of Voting Securities:
- - ----------------------------------------------------------

Common Stock                     Threshold Development Company...........        3,051,875     17.76%
                                 777 Taylor Street
                                 Penthouse Suite II-D
                                 Fort Worth, Texas  76102

Common Stock                     Amon G. Carter Foundation...............          900,000      5.24%
                                 500 West 7th Street, Suite 1212
                                 Fort Worth, Texas  76102
                                 Attention: Pat Harris

Common Stock                     The Travelers Indemnity Company (6), (8)        5,454,547     24.09%
                                 One Tower Square, #9 Plaza
                                 Hartford, Connecticut  06183-2030
                                 Attention:  Allen Cantrell

Common Stock                     CIGNA Investments, Inc. (7), (8)........        3,636,362     17.46%
                                 900 Cottage Grove Rd.
                                 Hartford, Connecticut  06152-2307
                                 Attention:  James W. Spann



          Title                   Name and Address                      Amount and Nature of     Percent
         of Class                of Beneficial Owner                   Beneficial Ownership (1)  of Class
         --------                -------------------                   ------------------------  ---------

Holders of More Than 5% of any Class of Voting Securities (cont.):
- - ------------------------------------------------------------------

Convertible                      The Travelers Indemnity Company..                 436,364     60.00%
Preferred Stock                  One Tower Square, #9 Plaza
                                 Hartford, Connecticut  06183-2030
                                 Attention:  Allen Cantrell

Convertible                      CIGNA Investments, Inc. (9)......                 290,909     40.00%
Preferred Stock                  900 Cottage Grove Rd.
                                 Hartford, Connecticut  06152-2307
                                 Attention:  James W. Spann


*    Represents less than 1% of the outstanding shares of Common Stock.

(1) Unless and to the extent otherwise indicated below, the figures presented in this column represent shares of stock owned directly of record by the indicated holders.

(2) Includes 3,051,875 shares of Common Stock owned directly of record by Threshold Development Company ("TDC"). Messrs. Vinson and Scroggins, by virtue of their ownership of shares of TDC and their positions as officers or directors of TDC, share the power to vote or direct the voting and to dispose of or direct the disposition of such shares of Common Stock held of record by TDC, and are therefore deemed to beneficially own those shares.

(3) Includes options exercisable for an aggregate of 26,667 shares of Common Stock.

(4) Includes options exercisable for an aggregate of 10,023 shares of Common Stock.

(5) Includes options exercisable for an aggregate of 13,333 shares of Common Stock.

(6) Includes 4,363,640 shares of Common Stock issuable upon conversion of Convertible Preferred Stock held of record by the Travelers Indemnity Company ("Travelers"), 109,090 shares of Common Stock issuable upon conversion of 9.75% Series A Convertible Subordinated Notes due 2004 ("Series A Notes") issued to The Travelers Life and Annuity Company ("TLAC") and 981,817 shares of Common Stock issuable upon conversion of Adjustable Rate Series B Notes due 2004 ("Series B Notes") issued to TLAC.

(7) Includes 1,034,545 shares of Common Stock issuable upon conversion of Convertible Preferred Stock held of record by Connecticut General Life Insurance Company ("CGLIC"), 25,855 shares of Common Stock issuable upon conversion of Series A Notes issued to CGLIC, 232,690 shares of Common Stock issuable upon conversion of Series B Notes issued to CGLIC, 1,874,545 shares of Common Stock issuable upon conversion of Convertible Preferred Stock issued to CIGNA Mezzanine Partners III, L.P. ("Mezzanine"), 46,873 shares of Common Stock issuable upon conversion of Series A Notes issued to Mezzanine and 421, 854 shares of Common Stock issuable upon conversion of Series B Notes issued to Mezzanine.

(8) The beneficial shares of Travelers, TLAC, CGLIC and Mezzanine arose from a combined private placement transaction on October 20, 1994. As a group, the maximum voting power of the collective entities is 34.6%.

(9) Includes 103,454.5 shares of Convertible Preferred Stock held of record by CGLIC and 187,454.5 shares of Convertible Preferred Stock held of record by Mezzanine.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

TABLE OF SUMMARY COMPENSATION

     The following table sets forth certain information regarding compensation paid during each of the last three years to the Company's Chief Executive Officer and each of the Company's other executive officers, based on salary and bonus (in excess of $100,000) earned during 1994.

                                        ANNUAL COMPENSATION
                                       ---------------------
NAME AND
PRINCIPAL POSITION         YEAR        SALARY          BONUS
- - -------------------------------------------------------------

Johnny Vinson              1994        $125,000        $  -0-
  Chairman of the Board    1993         125,000           -0-
                           1992         100,000        50,000

Larry Kalas                1994         114,000           -0-
    President & Chief      1993         100,000           -0-
    Executive Officer      1992         100,000        35,000

OPTION GRANTS AND OPTION EXERCISES DURING 1994

  There were no stock options granted to nor any stock options exercised by any of the executive officers in 1994.

COMPENSATION OF DIRECTORS

  Directors are paid $600 each per directors' meeting attended and $600 per committee meeting attended as members of the Audit Committee.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE
 COMPENSATION

  The Compensation Committee of the Board of Directors comprises all its directors and has furnished the following report on executive compensation:

       Under the supervision of the Compensation Committee of the Board of Directors, the Company has developed and implemented compensation policies and plans, which are intended to enhance the profitability of the Company, and thus stockholder value, by aligning closely the financial interests of its officers and key executives with those of its stockholders. To implement these goals, annual salaries are based primarily upon a review of past and present corporate and individual performance, with reference to salary data in similar-sized corporations so that such salaries are generally competitive. The Company also relies to a significant degree on annual discretionary incentive compensation and the award of non-qualified stock options to attract and retain Company officers and other key employees of outstanding abilities and to motivate them to perform to the full extent of their abilities. Both types of incentive compensation are variable and depend upon corporate and individual performance so as to encourage a sharp and continuing focus on building profitability and stockholder value. No specific weighing, however, is given to Company or individual performance.

       The Committee has complete discretion in determining all compensation amounts (including whether any annual discretionary incentive payments or stock option awards are made and, if so, the amounts thereof) regardless of whether corporate or individual performance goals are achieved. The Committee exercised its complete discretion in setting total compensation for 1994.

       In evaluating corporation performance for purposes of setting the salary and incentive compensation of the Chief Executive Officer and the Company's other officers, the Committee has given first consideration to a successful corporate-wide performance in terms of sales and earnings, and secondarily has taken particular note of management's success in securing additional market share during a period of prolonged depression in the oil and gas industry. The Committee, as a matter of policy generally, and with respect to 1994 in particular, viewed all the foregoing items as elements of corporate, and not individual performance. Individual salary and other compensation decisions for all officers are based primarily on overall Company performance.

        The Committee has also taken into account, in its review of management performance and compensation, management's consistent commitment to the long-term success of the Company through the development of new oil and gas properties and natural gas pipelines while monitoring improvement in the Company's financial condition. In addition, in evaluating such commitment, the Committee has also noted the increasing level of stockholdings of the Company's officers.

        Although, as stated above, the Committee considered corporate performance as the primary factor in its compensation decisions, the Committee also considered individual performance. The Committee, however, does not quantify individual performance nor relate individual performance to any specific goals or targets. The Committee has complete discretion in its evaluation of individual performance.

       Based on its evaluation of individual performance, the Committee believes that the Company's officers are dedicated to achieving significant improvements in long-term financial performance and that the compensation policies, plans and methods the Company has implemented and administered have contributed and will continue to contribute to achieving this management focus. The Committee considered such dedication as an element of each officer's past and present performance. The Committee believes that dedication is an intangible element and cannot be measured; therefore, the Committee does not apply any specific weighing to its views about the dedication of each officer. The Committee considers total compensation, base salary, annual incentive, and stock option grant, in establishing each element of compensation. The Committee does not use any predetermined formula or assign any specific weight to the various factors considered in awarding bonuses.

       Immediately prior to the end of each year, the Committee considers the desirability of granting to the Chief Executive Officer and the Company's other officers, as well as other key executives, awards under the Company's stock option plan. The Committee believes that its past grants of such options to purchase common stock of the Company, at the market price in effect on the day prior to the date of such grant, has successfully focused the Company's officers and other key executives on building profitability and stockholder value. In determining the grants of stock options to the officers, including the Chief Executive Officer, and to other key executives, the Committee reviewed the recommended individual awards. The Committee does not consider the number of options already outstanding in determining option awards.

       The foregoing report has been furnished by the members of the Board of Directors' Compensation Committee.

  The foregoing report of the Compensation Committee shall not be deemed incorporated by reference in any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

STOCK PERFORMANCE CHART

  The following chart compares the yearly percentage change in the cumulative total stockholder return on the Company's Common Stock during the five years ended December 31, 1994 with the cumulative total return on the NASDAQ Market Index and a derived peer group index comprised of companies in the oil and gas industry. The comparison assumes $100 was invested on December 31, 1989 in the Company's Common Stock and in each of the foregoing indices and assumes reinvestment of dividends.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
  AMONG ARCH PETROLEUM INC., THE NASDAQ STOCK MARKET-US INDEX AND A PEER GROUP

                             [Graph Appears Here]




        December 31          1989  1990  1991  1992  1993  1994

Arch Petroleum Inc.........   100   152   157   287   304   278

NASDAQ US Index...........    100    85   136   159   181   177
Peer Group.................   100    75    78   111   127   142

The broad market index selected for comparison is the NASDAQ Stock Market (U.S. Market Index). The peer group used in the performance graph above consists of ten companies in the oil and gas industry. This index is based on the cumulative total return of each company, assuming reinvestment of dividends, weighted according to the respective issuer's stock market capitalization. The companies used in the peer group index are as follows:

          Barnwell Industries              Evergreen Resources
          Barrett Resources Corp.          MSR Exploration Ltd.
          Comstock Resources Inc.          Nahama & Weagant Energy Co.
          Dorchester Hugoton - LP          Prima Energy Corp.
          Enex Resources Corp.             Wilshire Oil of Texas

     The foregoing chart shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company rents, on an as-needed basis, an aircraft from TDC. Charges for this service are billed to the Company based on time used. Rental charges amounted to $20,000, $25,000 and $61,000 for the years ended December 31, 1994, 1993 and 1992, respectively.

     The Board of Directors of the Company has authorized notes receivable from key employees and directors for purposes of exercising stock options. The notes bear interest at the Company's borrowing ("Revolver") interest rate and all of the notes are secured by the stock certificates that were issued upon exercise of the stock options by each employee. The balances due to the Company in this regard, including interest, were $905,000 and $849,000 at December 31, 1994 and 1993, respectively. These amounts are offset against equity on the Company's consolidated balance sheet.

     The Board of Directors of the Company has authorized cash advances to certain officers in exchange for notes receivable. These notes also bear interest at the Revolver rate and are secured by stock certificates of the Company owned by those individuals. The notes, including interest, total $1,412,000 and $1,304,000 at December 31, 1994 and 1993, respectively. The
Company recognized interest income on its outstanding notes receivable from officers, directors and key employees of $150,274, $91,005 and $10,823 during 1994, 1993 and 1992, respectively.

              INCORPORATION OF FINANCIAL INFORMATION CONTAINED IN
                 ANNUAL REPORT ON FORM 10-K, QUARTERLY REPORTS
                      ON FORM 10-Q AND REPORT ON FORM 8-K

     The financial statements and schedules (including the notes thereto) included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994, and Quarterly Reports on Form 10-Q for the three months ended March 31, 1994, June 30, 1994 and September 30, 1994 and Form 8-K dated October 20, 1994 and all amendments thereto as filed by the Company under the Securities Exchange Act of 1934, as amended, are incorporated herein by reference. The Company will provide, without charge, to each person to whom a Proxy Statement is delivered, upon written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any and all of the information that has been incorporated by reference in this Proxy Statement (not including the exhibits to such information unless such exhibits are explicitly incorporated by reference into such information). Requests for such information should be directed to Arch Petroleum Inc., 777 Taylor Street, Suite II-A, Fort Worth, Texas 76102,
Attention: Secretary of the Company, Telephone Number (817)332-9209.

                                 OTHER MATTERS

THE SOLICITATION

     The cost of solicitation of proxies will be borne by the Company. Proxies may be solicited by mail, advertisement, telephone and in person. Directors and employees of the Company may, without additional compensation, make solicitations through personal contact or by telephone or telegraph, and arrangements may be made with brokerage houses or other custodians, nominees and fiduciaries to send proxy material to their principals. The Company will reimburse any such persons for their reasonable expenses.

AUDITORS

     Price Waterhouse has been the Company's independent public accountants for the past eight years. Representatives of Price Waterhouse are expected to be present at the Meeting and will be available to respond to appropriate questions. They will have an opportunity to make a statement if they desire to do so.

ANNUAL REPORT

     A copy of the Company's 1994 Annual Report is being mailed to stockholders contemporaneously with the mailing of this Proxy Statement.

PROPOSALS TO BE PRESENTED AT THE 1996 ANNUAL MEETING OF SHAREHOLDERS

     Any qualified stockholder of the Company wishing to present a proposal for consideration by all stockholders at the annual meeting to be held in 1996, must notify the Company by November 30, 1995 to have the proposal considered for inclusion in the Proxy Statement and form of proxy related to that meeting. Any such notification should be addressed to the Corporate Secretary, Randall W. Scroggins,
777 Taylor Street, Suite II, Fort Worth, Texas 76102. Any such proposal must comply in all respects with the rules and regulations of the Securities and Exchange Commission.

                                 By Order of the Board of Directors



                                 Larry Kalas
                                 Chief Executive Officer

April 6, 1995

                              ARCH PETROLEUM INC.
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
         FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 4, 1995

  The undersigned hereby appoints Johnny Vinson and Randall W. Scroggins, or either of them, proxies of the undersigned, with power of substitution, to vote all shares of common stock of the Company held by the undersigned which are entitled to be voted at the Annual Meeting of Shareholders to be held on May 4, 1995 and any adjournment(s) as effectively as the undersigned could do if personally present:

(1) To elect six directors  / /  FOR all nominees listed below            / / WITHHOLD AUTHORITY
                                 except as marked to the contrary below       to vote for all nominees listed below

        JOHNNY VINSON, RANDALL W. SCROGGINS, LARRY KALAS, RICHARD O. HARRIS, C. RANDALL HILL, JOHN F. GILSENAN

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)

- - ------------------------------------------------------------------------------------------------------------------------------

(2)  In the discretion of the Proxies on any other matters as may properly come before the meeting or any adjournment(s) thereof.

Please date and sign.  Return Proxy to:                      Bank One, Texas, N.A.
                                                       c/o Bank One, Indianapolis, N.A.
                                                        111 Monument Circle, Suite 1611
                                                             Indianapolis, IN  46277

                                              (Continued and to be signed on reverse side)

ARCH PETROLEUM INC.                                               ANNUAL MEETING
                                                                  MAY 4, 1995


The shares represented by this proxy will be voted as directed. WHERE NO DIRECTION IS GIVEN, THE SHARES WILL BE VOTED FOR MATTER (1).

                                    Please sign below, date and return promptly.
                                    Dated:               , 1995.
                                          ---------------

                                    --------------------------------------------
                                              (Signature of Shareholder)

                                    --------------------------------------------
                                             (Signature if held jointly)

                                    IMPORTANT: Please sign exactly as name(s) appear(s) to the left. When signing on behalf of a corporation, partnership, estate, trust or in other representative capacity, please sign name and title. For joint accounts, each joint owner must sign.